                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 29, 2003 (JULY 29, 2003)



                            PEROT SYSTEMS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                   0-22495                  75-2230700
      ---------------         ----------------         -------------------
      (STATE OR OTHER         (COMMISSION FILE            (IRS EMPLOYER
      JURISDICTION OF             NUMBER)              IDENTIFICATION NO.)
       INCORPORATION)


                             2300 WEST PLANO PARKWAY
                               PLANO, TEXAS 75075

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000



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ITEM 5. OTHER EVENTS.

         Perot Systems Corporation, a Delaware corporation, is providing herewith the Rule 10b5-1 Sales Plan dated May 5, 2003, between Peter A. Altabef, Vice President, Secretary and General Counsel of Perot Systems, and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit

         99.1     Press Release dated July 29, 2003.

         99.2 Rule 10b5-1 Sales Plan dated May 5, 2003 between Peter A. Altabef, Vice President, Secretary and General Counsel of Perot Systems Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, Perot Systems Corporation, a Delaware corporation, issued a press release announcing its second quarter fiscal 2003 results. A copy of the press release is provided as Exhibit 99.1.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: July 29, 2003               PEROT SYSTEMS CORPORATION



                                          By: /s/ Rex C. Mills
                                              --------------------
                                              Rex C. Mills
                                              Assistant Secretary


                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

99.1      Press Release dated July 29, 2003.

99.2      Rule 10b5-1 Sales Plan dated May 5, 2003 between Peter A. Altabef, Vice
          President, Secretary and General Counsel of Perot Systems Corporation, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.